HIT Performance Commentary
 1st Quarter 2010

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 22, 2010

The AFL-CIO Housing Investment Trust (HIT) continued to outperform its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross and net basis for the first quarter of 2010.  Year-to-date through March 31, 2010, the HIT’s gross and net returns exceeded the benchmark by 42 basis points and 30 basis points, respectively.  The HIT’s returns for the three-month period were 2.20% on a gross basis and 2.08% on a net basis. The HIT’s prudent strategy of focusing on government-insured multifamily mortgage-backed securities (MBS) continues to generate competitive risk-adjusted returns while minimizing risk.  The HIT was able to outperform the benchmark in the first quarter even though the corporate bonds in the benchmark performed extremely well, and the HIT does not invest in corporate bonds.

In a highly productive first quarter, the HIT committed $304 million for new construction-related multifamily investments.  These projects, with total development costs of $425 million, are expected to create more than 2,700 union construction jobs at a time when there is a critical need.  These investments and the large pipeline of projects under review should position the HIT well for the period ahead. Because construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality, the HIT’s ability to source these investments directly should bolster returns and provide a solid platform for continued success.

Review of First Quarter Performance

The HIT’s performance for the first quarter was enhanced by its ongoing income advantage versus the benchmark and by continued spread tightening1 in agency multifamily MBS.  With its specialization in these multifamily securities, the HIT benefited as these investments had better price performance than Treasuries with comparable average lives.  These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality. Treasury yields were relatively flat for the first quarter, rallying early in the quarter and then gradually selling off to reach highs in late March.  These yield increases were due in part to worries about the continued onslaught of Treasury supply to fund the federal deficit and expectations of a strengthening economy.

As previously noted, the benchmark’s returns benefited from continuing strength in corporate bonds, which comprised 18.5% of the benchmark at March 31 but are not held by the HIT.  Corporate bonds had excess returns to Treasuries of 114 basis points during the quarter as good demand met robust issuance.   Spreads tightened for the quarter based on optimism about the U.S. economic recovery and improving corporate earnings, coupled with lack of fixed-income alternatives as Treasury yields remained historically low, and as the Federal Reserve continued to purchase virtually all of the MBS issued.

1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

For the 3-, 5-, and 10-year periods ending March 31, the HIT outperformed the Barclays Aggregate on a gross basis by 57, 60 and 64 basis points, respectively, as seen in the chart below.  On a net basis, the HIT outperformed the benchmark for the 3-, 5-, and 10-year periods by 12, 17 and 22 basis points, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Top 10 Ranking by Morningstar

Morningstar reported during the first quarter that it selected the HIT as one of the nation’s “Top 10 Managers” in its fixed-income class for the five-year period ending December 31, 2009.  The HIT was ranked eighth among U.S. intermediate duration collective investment trusts based on five-year returns at December 31.2  Out of the previous 18 quarters dating back to 2005, the HIT has been ranked as one of Morningstar’s “Top 10 Managers” 13 times.  This recognition is evidence of the effectiveness and consistency of the HIT’s investment strategy.

2 The Morningstar “Top 10 Managers” ranking was published by Pensions & Investments on February 22, 2010.  The ranking was based on Morningstar’s Principia Separate Account database, comparing 28 funds with a similar risk profile in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The ranking is based on gross returns for the five-year period ended December 31, 2009, as self-reported to Morningstar, and reflects no deduction for expenses. The HIT net performance data in the returns chart above does reflect deductions for expenses.

Optimistic Outlook for the HIT

The HIT enters the second quarter of 2010 well-positioned for continued investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	95.6%	78.2%	Effective Duration	4.48	4.68
A & Below	1.2%	17.6%	Convexity	-0.12	-0.13
Superior Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.99%	3.37%	Call Protected	71%	64%
→ 62 basis point Yield Advantage			Not Call Protected	29%	36%

The HIT’s aggressive sourcing of new production produced not only the $304 million in commitments for construction-related mortgage securities during the first quarter but also a large pipeline of prospective transactions, which should lead to additional construction-related investments in the period ahead.  This direct sourcing permits the HIT to customize investments for the portfolio and obtain superior execution, which allows the HIT’s investors to earn better returns.  High credit quality construction-related instruments continue to provide wide spreads compared to instruments of similar credit quality.

Federal Housing Administration (FHA) financing programs, which have assumed an increased role in the multifamily sector, will become more useful for projects in high-cost areas such as New York City, Boston, Chicago, and San Francisco as a result of recent changes in FHA underwriting.   The HIT invests in FHA loans that are typically wrapped by Ginnie Mae (GNMA) so that 100% of the principal and interest are guaranteed by the U.S. government.

Source: HIT and Wall Street Brokers

Despite signs of economic revival, continued high unemployment, excess capacity, stress in the residential and commercial real estate markets, and global competition are expected to continue to challenge the U.S. economy.  Risks to the recovery also include the government unwinding some of liquidity programs offered to the markets.  However, it appears that inflation is not an immediate risk to the economy.

Source: Bureau of Labor Statistics

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2010, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link.